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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - April 19, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



           DELAWARE                       0-9808                  76-0582150
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
       of incorporation                                      Identification No.)
       or organization)


                          500 DALLAS STREET, SUITE 700
                              HOUSTON, TEXAS 77002
                                 (713) 654-1414
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file as an exhibit the balance sheet of Plains All American Inc., the general partner of Plains All American Pipeline, L.P., as of December 31, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  April 19, 2001               By:  /s/ Tim Moore
                                       _________________________________
                                    Name:  Tim Moore
                                    Title:  Vice President
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                               INDEX TO EXHIBITS

99.1  Plains All American Inc. Balance Sheet as of December 31, 2000.